SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 17, 2010

(Date of Report; Date of Earliest Event Reported)
BORDERS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Michigan	1-13740	38-3294588

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 Phoenix Drive, Ann Arbor, MI 48108

(Address of Principal Executive Offices)
734-477-1100

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(c) On June 17, 2010, Mark R. Bierley was named Chief Operating Officer of Borders, Inc., the principal subsidiary of Borders Group, Inc. (the “Company”), in addition to continuing as Executive Vice President and Chief Financial Officer for the Company. Mr. Bierley, age 43, was appointed Executive Vice President, Chief Financial Officer, effective January 5, 2009. Mr. Bierley has more than 20 years of financial and accounting experience and has been with Borders Group since 1996. He has progressed through a variety of management positions within the Company, including inventory and financial posts, and most recently served as Senior Vice President, Finance. Mr. Bierley holds a bachelors degree in business/accounting from Michigan State University and earned a masters in business administration from the University of Michigan’s Ross School of Business. He is a certified public accountant.
(e) On June 17, 2010, the Compensation Committee of the Board of Directors of the Company made several salary changes for its named executive officers. The changes were made in consultation with HayGroup, the compensation consultant retained by the Committee. These salary changes are effective as of June 1, 2010.
The annual salary of Michael J. Edwards, President of the Company and President and Chief Executive Officer of Borders, Inc. was confirmed at his current rate of pay of $750,000 annually, with the supplemental payment described in our Current Report on Form 8-K dated January 29, 2010 being added to his annual salary. The annual salary of Mark R. Bierley, Executive Vice President and Chief Financial Officer for the Company and Chief Operating Officer of Borders, Inc. has been increased to $600,000. The annual salary of Thomas D. Carney, Executive Vice President, General Counsel and Secretary has been increased to $450,000.
Also on June 17, 2010, the Compensation Committee of the Board of Directors of the Company granted the following awards to the respective named executive officers of the Company:

		Stock	Restricted
Name	Job Title	Options	Shares
Michael J. Edwards	President, Borders Group, Inc.,and President and Chief Executive Officer, Borders, Inc.	300,000	467,000
Mark R. Bierley	Executive Vice President and Chief Financial Officer, Borders Group, Inc. and Chief Operating Officer, Borders, Inc.	300,000	0
Thomas D. Carney	Executive Vice President, General Counsel and Secretary	250,000	0
David Scott Laverty	Senior Vice President, Chief Information Officer	120,000	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borders Group, Inc. (Registrant)
Dated: June 21, 2010	By:	/s/ MARK R. BIERLEY
Mark R. Bierley
Executive Vice President and Chief Financial Officer, Borders Group, Inc. and Chief Operating Officer, Borders, Inc. (Principal Financial and Accounting Officer)